EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying annual report of VIVOS INC (the “Company”) on Form 10-K for the year ended December 31, 2021 (the “Report”), the undersigned, Michael K. Korenko, Chief Executive Officer of the Company, and Michael Pollack, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 7, 2022

/s/ Michael K. Korenko
Name: Michael K. Korenko
Title: Chief Executive Officer

/s/ Michael Pollack
Name: Michael Pollack
Title: Interim Chief Financial Officer